Supplement dated October 29, 2015 to Prospectuses dated May 1, 2006 for Touchstone Gold and Touchstone Advisor Flexible Premium Variable Annuities and Prospectus dated May 1, 2000 for

Touchstone Select Flexible Premium Variable Annuity

Issued by Western-Southern Life Assurance Company through its Separate Account 1

This supplement to the prospectuses identified above describes changes to the variable annuity contracts issued by Western-Southern Life Assurance Company.  Please retain this supplement for future reference.

The following changes will be effective on or about December 4, 2015.

Touchstone VST Fund Mergers

Touchstone Advisors, Inc., advisor to the Touchstone Variable Series Trust funds, has announced it intends to complete the mergers listed below on or about December 4, 2015, subject to shareholder approval.   If the mergers occur, we will support them by replacing the Subaccounts corresponding to the merging funds with the Subaccount corresponding to the surviving funds after the merger in your variable annuity:

Merging Subaccounts	Surviving Subaccounts
Touchstone VST Baron Small Cap Growth Fund(1) →	Touchstone VST Focused Fund
Touchstone VST Third Avenue Value Fund →	Touchstone VST Focused Fund
Touchstone VST High Yield Fund →	Touchstone VST Active Bond Fund

Any Account Value you have in the Merging Subaccounts at the end of the Business Day on December 4, 2015 (or other date the merger may occur) will be transferred to the Surviving Subaccounts.  You will not incur transfer charges and the transfers will not count toward the number of free transfers allowed each Contract Year.

If you are invested in both a Merging Subaccount and its corresponding Surviving Subaccount, you may be over allocated to the Surviving Subaccount after the merger.  Please contact your financial representative to review your investment allocations.  If you wish to change your allocation, please provide us with your written instructions at the address listed below.

Future Contributions and Systematic Programs — Any future contributions and purchases made through an automated program (such as asset rebalancing) that are currently directed to one of the Merging Subaccount will be redirected to the corresponding Surviving Subaccount.  You can provide different directions for your future contributions or automated program allocations by contacting us or your financial representative.

For more information about the Funds, including the risks of investing, refer to each Fund’s prospectus.  For a prospectus, contact our offices in writing at 400 Broadway, P.O. Box 5720, Cincinnati, Ohio 45202-5720 or call us at 1-800-669-2796.

(1)  This subaccount is not available in the Touchstone Select flexible premium variable annuity.